UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund, Inc.

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Dear Matthew 25 Fund Shareholders,

Our Fund’s return for the first half of 2011 was a gain of 10.34%.  Our Matthew 25 Fund has been operating for 15½ years.  A $10,000 investment in our Fund on January 1, 1996 grew to $42,662 by June 30, 2011.  This was a 9.80% average annual compounded return for the life of our Fund.

By the time you receive this letter our country’s debt ceiling issue will have been temporarily settled.  The $512.76 and $634.76 drops in the Dow Jones Industrial Average will hopefully prove to be temporary setbacks.  As I write this letter I thought the current stock market dramas keep investors from analyzing the three major catalysts that affect the stock market.  These three drivers of the stock market are Momentum, Growth and Value.

Momentum is the price change trend of stocks.  Positive momentum in the stock market usually comes from money flowing into stocks while negative momentum is caused by outflows.  The market has been volatile lately, but it has had noticeably, and for many surprisingly, positive momentum since March of 2009.  The money flow that has increased stock prices must have come from institutional and professional pools of money and not from individual investors.  This can best be seen from the outflow of money for Domestic Stock Funds which is a good indicator of individual actions.  The following data is from ICI:

Net Investment
Period	in billions
2007	($47.6)
2008	($151.6)
2009	($39.5)
2010	($95.9)
7/20/2011	($24.4)

Greater than four years of net redemptions in domestic stock funds is a record that beats the previous record of 3 years ending in the early 1980’s.  The important lesson here has been the market’s strength over the past two years in spite of these large outflows by individuals.  A quote from Roger McNamee who is one of the top technology investors is apropos.

“Fear is transitory; greed is permanent.”

Individual investors will eventually come back but probably after the market has hit higher values.  Imagine what $359 billion flowing back into U.S. Stock Funds could do for stock prices especially if institutions and professionals stay the course.  Thus momentum has been good but could get much better.

Growth in earnings has been and is expected to continue to be positive.  The following data is from Standard and Poor’s research; it represents earnings for the S&P 500 Index actual and estimated:

Period	S&P Earnings
2005	$76.45
2006	$87.72
2007	$82.54
2008	$49.51
2009	$56.86
2010	$83.77
Est. 2011	$99.08
Est. 2012	$113.79

As you can see in this list, earnings peaked in 2006 but it is followed by two years of declines of 6% and 40%, respectively.  This covers much of the recession.  Then in 2009 net income increased 15% followed by an improvement of 47% in 2010.  The projection for this year is for an 18% gain succeeded by another 15% progression in 2012.  Earnings have grown enough to surpass the pre-recession peak this year and indications are for it to continue.

Value is the last component.  The market spends the majority of its time between 14 and 20 Price to Earnings Ratios (P/E Ratio).  In July the S&P 500 Index ranged between $1,282.86 and $1,356.48 so I will use the mid-point of $1,320 for our calculations.  This puts the stock market at only a 13.3 P/E Ratio for this year and 11.6 for 2012.  The market would be fairly priced next year between $1,700 and $1,900.  In fact, the average P/E Ratio from 12/31/88 to 3/31/11 according to Standard and Poor’s data is 19.1 which would be a valuation of $2,173 on the S&P 500 Index based on the earnings estimate of $113.79.  Thus the market’s valuation is much better than average with very high return potential.  But the higher P/E’s won’t come until the fear passes and more money flows back into the stock market.

There is interplay among Momentum, Growth and Value.  Each affects the others to some degree, but the potential coactions of these three market drivers are very attractive at this time.  Growing earnings with stock prices that are below fair values will eventually bring price gains or positive momentum!  This Growth/Value is why I am excited about our Matthew 25 Fund’s portfolio.  The following chart covers most of our holdings.  These are our stocks that have published consensus growth rates and earnings estimates.  The Consensus 5-years’ Growth is the average annual projected growth rates from contributing Wall Street Analysts, while the 2011 and 2012 earnings estimates are the average earnings estimates from these same analysts.    Our portfolio has an average projected long-term growth rate of 12.5% and a Forward P/E Ratio of 12.  The growth potential is above the market’s 5-years expected growth rate, but our P/E Ratio is very close to the overall market’s P/E ratio.  This ratio would be lower on our portfolio if I backed out the excess cash from Apple, Google and Stryker.  To show you the potential rewards from this growth and value, let us assume that our portfolio’s earnings do grow the 12.5% from 2012 to 2016 and in four years our portfolio’s Forward P/E Ratio goes to 14.  Then the portfolio’s valuation would increase 87% for an average annual rate of return of 16.92%, not including dividends.  This may or may not happen but the potential is there.

		Price	Consensus	Consensus	Consensus		Forward
Company	Symbol	6/30/2011	5-years Growth	2011 EPS Est.	2012 EPS Est.	P/E Ratio	P/E Ratio
Apple	AAPL	$390.48	18.00%	$27.31	$32.01	14.3	12.2
Citigroup	C	$41.64	7.00%	$4.08	$5.13	10.2	8.1
Cabelas	CAB	$27.15	15.00%	$2.01	$2.29	13.5	11.9
Caterpillar	CAT	$106.46	6.00%	$7.03	$9.40	15.1	11.3
El Paso	EP	$20.20	8.00%	$1.09	$1.36	18.5	14.9
East West Bank	EWBC	$20.21	9.50%	$1.55	$1.79	13.0	11.3
Google	GOOG	$506.38	17.50%	$35.16	$42.05	14.4	12.0
Goldman Sachs	GS	$133.09	13.00%	$11.33	$16.78	11.7	7.9
KKR	KKR	$16.32	10.00%	$1.74	$2.16	9.4	7.6
Kansas City Southern	KSU	$59.33	17.50%	$2.83	$3.48	21.0	17.0
Mastercard	MA	$301.34	20.00%	$17.67	$20.84	17.1	14.5
NASDAQ	NDAQ	$25.30	12.00%	$2.45	$2.79	10.3	9.1
Polaris	PII	$111.17	14.00%	$6.21	$7.39	17.9	15.0
J M Smucker	SJM	$76.44	8.00%	$5.15	$5.57	14.8	13.7
Stryker	SYK	$58.69	12.00%	$3.71	$4.13	15.8	14.2
Average (Arithmetic Mean)			12.50%			14.5	12.0

If you are reading this letter it means you are most likely an investor with our Fund, so it is a bit like preaching to the choir.  However, stay the course for if the growth continues then the money flows will come back to stocks and values should increase.  If this occurs I believe that we are set up to participate with our Matthew 25 Fund better than the broad market!  Please write to me or call if you have any questions about this letter or the accompanying financial statements.  Thank you for allowing us to work for you.

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

Matthew 25 Fund
Performance Illustration
June 30, 2011 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since December 31, 2000*

June 30, 2011

Matthew 25 Fund          $ 19,517

Russell 3000 Index        $ 13,167

Average Annual Total Returns
For the Periods Ended June 30, 2011

	Matthew 25 Fund	Russell 3000 Index
1 Year	38.04%	32.37%
3 Year	13.57%	4.00%
5 Year	1.95%	3.35%
10 Year	6.17%	3.44%

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/00 to 06/30/11.  These  changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value  will fluctuate  so that your shares,  when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND, INC.
TOP TEN HOLDINGS & ASSET ALLOCATION
June 30, 2011
(unaudited)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	13.49%
Cabelas, Inc.	7.68%
El Paso Corp.	6.44%
Kansas City Southern	5.91%
Mastercard, Inc.	5.57%
Caterpillar, Inc.	5.52%
East West Bancorp 8% Convertible Preferred	5.23%
J.M. Smucker Co.	5.12%
Citigroup, Inc.	5.05%
Polaris Industries, Inc.	4.96%

64.97%

Asset Allocation	(% of Net Assets)

Electronic Computers	13.49%
Security Brokers, Dealers & Exchanges	8.20%
Shopping Goods Store	7.68%
Railroads, Line-Haul Operations	5.91%
Fire, Marine & Casualty Insurance	4.85%
Construction Machinery & Equipment	5.52%
Transportation Equipment	4.96%
Gas Production & Distribution	6.44%
Electric Services	3.34%
Canned Fruits, Veg & Preserves, Jams & Jellies	5.12%
Surgical & Medical Instruments & Apparatus	4.59%
Business Services	5.57%
Limited Partnerships	4.89%
Computer Programming & Data Processing	4.04%
Real Estate Investment Trusts	3.85%
National Commercial Bank	5.05%
Manufacturing, Foreign	1.13%
Preferred Stock	5.23%
Other Assets less Liabilities	0.14%
100.00%

Matthew 25 Fund

			Schedule of Investments June 30, 2011 (Unaudited)

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Business Services
11,600	Mastercard, Inc.	$2,456,450	$3,495,545	5.57%

Canned Fruits, Veg & Preserves, Jams & Jellies
42,000	J.M. Smucker Co.	$2,003,274	$3,210,480	5.12%

Computer Programming & Data Processing
5,000	Google, Inc. Class A *	$2,142,490	$2,531,900	4.04%

Construction Machinery & Equipment
32,500	Caterpillar, Inc.	$1,132,895	$3,459,950	5.52%

Electric Services
47,500	FirstEnergy Corp.	$1,582,435	$2,097,125	3.34%

Electronic Computers
25,200	Apple, Inc. *	$3,800,139	$8,458,882	13.49%

Fire, Marine & Casuality Insurance
20	Berkshire Hathaway, Class A *	$961,486	$2,322,100	3.70%
42,500	Penn Millers Holding Corp. *	$430,832	$718,675	1.15%
	Total Fire, Marine & Casuality Insurance	$1,392,318	$3,040,775	4.85%

Gas Production & Distribution
200,000	El Paso Corp.	$1,419,012	$4,040,000	6.44%

Manufacturing, Foreign
110,000	BYD Company, Ltd. ADR (China) *	$1,350,571	$708,400	1.13%

National Commercial Bank
76,000	Citigroup, Inc.	$3,549,501	$3,164,640	5.05%

Railroads, Line-Haul Operations
62,500	Kansas City Southern *	$884,125	$3,708,125	5.91%

Real Estate Investment Trusts
206,000	Brandywine Realty Trust	$1,938,055	$2,387,540	3.81%
1,100	Weyerhaeuser Co.	$23,534	$24,046	0.04%
	Total Real Estate Investment Trusts	$1,961,589	$2,411,586	3.85%

Security Brokers, Dealers & Exchanges
22,500	Goldman Sachs Group, Inc.	$2,763,144	$2,994,525	4.77%
85,000	Nasdaq OMX Group, Inc. *	$1,844,544	$2,150,500	3.43%
	Total Security Brokers, Dealers & Exchanges	$4,607,688	$5,145,025	8.20%

Shopping Goods Store
177,500	Cabelas, Inc. Class A *	$2,061,513	$4,819,125	7.68%

Surgical & Medical Instruments & Apparatus
49,000	Stryker Corp.	$1,985,943	$2,875,810	4.59%

Transportation Equipment
28,000	Polaris Industries, Inc.	$651,422	$3,112,760	4.96%

Total Common Stocks		$32,981,365	$56,280,128	89.74%

LIMITED PARTNERSHIPS
188,000	KKR Private Equity Inv., L.P.	$2,159,041	$3,068,160	4.89%

PREFERRED STOCKS
2,317	East West Bancorp 8% Convertible Preferred	$2,247,629	$3,278,555	5.23%

	Total Investments	$37,388,035	$62,626,843	99.86%

	Other Assets in Excess of Liabilities		$88,741	0.14%

	Net Assets		$62,715,584	100.00%

* Non-Income producing securities during the period.
ADR - American Depositary Receipt

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$56,280,128	--	--	$56,280,128
Limited Partnership	$3,068,160	--	--	$3,068,160
Preferred Stock	--	$3,278,555	--	$3,278,555

	$59,348,288	$3,278,555	--	$62,626,843

Matthew 25 Fund

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
Assets
Investment in securities at market value (cost $37,388,035)	$ 62,626,843

Cash	155,603
Receivables:
Fund shares purchased	100
Dividends and interest	10,770
Total Assets	62,793,316
Liabilities
Payables:
Fund shares redeemed	11,349
Accrued Management fees	49,577
Accrued expenses	16,806
Total Liabilities	77,732

Net Assets (Equivalent to $17.18 per share based on 3,651,480	$ 62,715,584
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $17.18 x0.98 = 16.84 (Note 6)

Composition of Net Assets
Shares of common stock	$ 36,515
Additional paid-in capital	39,103,106
Net unrealized appreciation of investments	25,238,808
Undistributed net investment income	61,275
Accumulated net realized loss on investments	(1,724,120)

Net Assets	$ 62,715,584

Matthew 25 Fund

Statement of Operations
For the six months ended June 30, 2011 (Unaudited)
Investment Income
Dividends	$ 412,964
Interest	5,696
Total Investment Income	418,660

Expenses
Management fees (Note 3)	302,256
Insurance	11,000
Professional fees	6,854
Office expenses	5,984
Custodian fees	4,612
Transfer agent fees	4,283
Postage and printing	4,112
Compliance Officer fees	3,390
Directors' fees and expenses	3,304
Registration fees	3,280
State & Local Taxes	1,960
Miscellaneous	1,885
Bank fees	1,867
Shareholder reporting	1,547
IRA expense	1,304
Telephone expense	1,115
Total Expenses	358,753

Net Investment Income	59,907

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	3,410,732
Net change in unrealized appreciation of investments	2,336,470
Net realized and unrealized gain from investments	5,747,202

Net increase in net assets resulting from operations	$ 5,807,109

Matthew 25 Fund

	Statements of Changes in Net Assets
	(Unaudited)
	Six Months
	Ended	Year Ended
	6/30/2011	12/31/10
Increase (Decrease) in Net Assets From Operations
Net investment income	$ 59,907	$ 156,283
Net realized gain from investments	3,410,732	3,845,063
Unrealized appreciation on investments	2,336,470	9,605,468
Net increase in assets resulting from operations	5,807,109	13,606,814

Distributions to Shareholders
From net investment income	---	(154,916)
From realized gains	---	---
Total distributions	---	(154,916)

Capital Share Transactions (Note 5)	708,040	174,576

Total Increase in Net Assets	6,515,149	13,626,474

Net Assets at Beginning of Period	56,200,435	42,573,961

Net Assets at End of Period (includes undistributed net	$62,715,584	$ 56,200,435

investment income of $61,275 and $1,368, respectively)

Matthew 25 Fund
Financial Highlights	(Unaudited)
Selected data for a share outstanding	Six Months
throughout the period:	Ended	Years Ended
	6/30/2011	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Net Asset Value -
Beginning of Period	$ 15.57	$ 11.83	$ 8.08	$ 13.89	$ 18.29	$ 17.88
Net Investment Income (1)	0.02	0.04	0.12	0.16	0.07	0.24
Net Gains or (Losses) on Investments
(realized and unrealized)	1.59	3.74	3.75	(5.79)	(3.39)	0.44
Total from Investment Operations	1.61	3.78	3.87	(5.63)	(3.32)	0.68

Less Distributions
From net investment income	0.00	(0.04)	(0.12)	(0.18)	(0.08)	(0.25)
From realized gains	0.00	0.00	0.00	0.00	(1.00)	(0.02)
Total Distributions	0.00	(0.04)	(0.12)	(0.18)	(1.08)	(0.27)

Net Asset Value -
End of Period	$ 17.18	$ 15.57	$ 11.83	$ 8.08	$ 13.89	$ 18.29

Total Return (2)	10.34%	31.97%	47.89%	(40.44)%	(19.18)%	3.79%

Net Assets - End of Period (000's omitted)	$ 62,716	$ 56,200	$ 42,574	$ 31,387	$ 67,560	$ 101,728

Ratio of Expenses to Average Net Assets	1.19% (3)	1.21%	1.25%	1.24%	1.17%	1.15%
Ratio of Net Investment Income to Average Net Assets	0.20% (3)	0.32%	1.24%	2.60%	0.37%	1.35%

Portfolio Turnover Rate	11.49%	26.59%	34.36%	73.21%	18.86%	28.54%

(1) Per share net investment income has been determined on the average number of shares outstanding during the period
(2) Total return assumes reinvestment of dividends
(3) Annualized

MATTHEW 25 FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2011 (Unaudited)

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. These policies are in conformity with accounting principal generally accepted in the United States of America.

Security Valuations

Equity securities are valued by using market quotations.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued at its last bid price.  When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors.  The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2007-2010, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 30, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Subsequent Event

 Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTE 3 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the average daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the period ended June 30, 2011, as computed pursuant to the investment advisory agreement, totaled $302,256.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.  At June 30, 2011 the Fund owed the Advisor $49,577 in advisory fees.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a broker at Boenning & Scattergood Inc.  During the six months ended June 30, 2011, the Fund paid brokerage commissions of $0 to Boenning & Scattergood Inc.  of which Mr. Mulholland received compensation totaling $0.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 4 - Investments

For the period ended June 30, 2011, purchases and sales of investment securities other than short-term investments aggregated $7,887,476 and $7,012,340, respectively.

NOTE 5 - Capital Share Transactions

As of June 30, 2010 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $39,139,621. Transactions in capital stock were as follows:

	June 30, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	198,106	$3,322,125	268,553	$ 3,807,537
Shares reinvested	-	-	9,117	142,862
Shares redeemed	(155,368)	(2,614,085)	(266,251)	(3,775,823)
Net increase	42,738	$ 708,040	11,419	$ 174,576

NOTE 6 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the six months ended June 30, 2011 the Fund received $2,971 in redemption fees that was reclassified to paid-in capital.

NOTE 7 – Tax Matters

As of June 30, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments    $ 37,388,035

Gross tax unrealized appreciation on investments                             $ 26,265,840

Gross tax unrealized depreciation on investments                              (1,027,032)

Net tax unrealized appreciation

                                                 $25,238,808

 The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2010, the following represents the tax basis capital gains and losses:

Undistributed ordinary income

    $      1,368

Capital loss carry-forwards +             2016

                         $(2,293,247)

          2017

$(2,841,605)

Accumulated realized losses

 $(5,134,852)

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Funds in future years through the expiration dates.  The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

The tax character of distributions paid during the years ended December 31, 2010 and 2009 are as follows:

   2010

   2009

      Ordinary income

$

154,916

$

429,863

NOTE 8 - Lease Commitments

The Fund leases office space under an agreement that expires April of 2012.  Rent expense was $4,350 for the six months ended June 30, 2011.  Minimum lease payments over the course of the agreement are as follows:

2011

$8,700

2012

$2,900

NOTE 9 - New Accounting Pronouncement

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

ADDITIONAL INFORMATION (unaudited)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

EXPENSE EXAMPLE
June 30, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2011 to June 30, 2011.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period. IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors. This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if IRA fees were included your costs would be higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2011 to
	January 1, 2011	June 30, 2011	June 30, 2011
Actual	$1,000.00	$1,103.40	$6.21
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.89	$5.96

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund, Inc.

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 7, 2011

*Print the name and title of each signing officer under his or her signature.